EXHIBIT 10.2
LOAN REINSTATEMENT, SECOND AMENDMENT TO
LOAN AGREEMENT AND OMNIBUS AMENDMENT AND
REAFFIRMATION OF LOAN DOCUMENTS AND GUARANTIES
     THIS LOAN REINSTATEMENT, SECOND AMENDMENT TO LOAN AGREEMENT AND OMNIBUS AMENDMENT AND REAFFIRMATION OF LOAN DOCUMENTS AND GUARANTIES (this “Amendment”) is made and entered into as of September 12, 2007, by and among each of the entities that is a signatory hereto identified under the caption “BORROWERS” on the signature pages hereof (individually, a “Borrower” and, collectively, the “Borrowers”); each of the guarantors, indemnitors and joinder parties that is a signatory hereto identified under the caption “GUARANTORS” on the signature pages hereof (individually, a “Guarantor” and, collectively, the “Guarantors”); each of the pledgors that is a signatory hereto identified under the caption “PLEDGORS” on the signature pages hereof (individually, a “Pledgor” and, collectively, the “Pledgors”); each of the lenders that is a signatory hereto identified under the caption “LENDERS” on the signature pages hereof and each lender that becomes a “Lender” hereunder after the date hereof (individually, a “Lender” and, collectively, the “Lenders”); each of the entities that is a signatory hereto identified under the caption “MANAGERS” on the signature pages hereof (individually, a “Manager” and, collectively, the “Managers”); and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, “Administrative Agent”).
RECITALS
     WHEREAS, the Borrowers, Administrative Agent, and the Lenders are parties to a Loan Agreement, dated as of November 30, 2005 (the “Original Loan Agreement”), which Original Loan Agreement provides, among other things, for Loans to be made by the Lenders to the Borrowers in an aggregate principal amount not exceeding $391,000,000, upon and subject to the terms and conditions set forth therein (the “Original Loan”); and
     WHEREAS, in connection with the making of the Original Loan, each of the Guarantors and Pledgors executed one or more guaranties, indemnities joinder agreements or pledges, as same are listed on SCHEDULE 1 and SCHEDULE 2 attached hereto and made a part hereof (as same may have been, or may hereafter be, modified and/or reaffirmed, individually a “Guaranty” and, collectively, the “Guaranties”, or, individually, a “Pledge” and, collectively, the “Pledges”); and
     WHEREAS, as of June 30, 2006, the Original Loan and the Original Loan Agreement were modified and the Guaranties and Pledges were reaffirmed, pursuant to a certain First Amendment to Loan Agreement and Omnibus Amendment and Reaffirmation of Loan Documents (the “Omnibus Agreement”), and other related documents, each dated as of such date and each executed by one or more of the Borrowers and/or the Guarantors and/or Pledgors (as so amended, and as same may have been and may hereafter be amended, modified or supplemented, the “Amended Loan,” the “Amended Loan Agreement,” the “Amended Guaranties” and the “Amended Pledges”, respectively); and

WHEREAS, simultaneously with, or prior to, the making of the Original Loan to Borrowers, each of the Managers executed one or more management agreements with one or more of the Borrowers for one or more of the Projects, and in connection with the making of the Original Loan, each of the Managers executed an acknowledgement agreement, as such acknowledgement agreements are described on SCHEDULE 3 attached hereto and made a part hereof (each a “Manager’s Agreement”; and, collectively, the “Managers’ Agreements”); and
     WHEREAS, on August 6, 2007, an Event of Default occurred by reason of, inter alia, the Borrowers’ failure to make the required “debt service” payments under the Amended Loan Agreement (the “Default”); and
     WHEREAS, on August 10, 2007, the Lenders sent the Borrowers a default notice and accelerated the Amended Loan (the “Acceleration”): and
     WHEREAS, as a result of the Acceleration, Lender applied certain escrows with respect to the Loan, as same are described on EXHIBIT A attached hereto and made a part hereof (the “Applied Escrows”); and
     WHEREAS the Borrowers have requested that the Lenders reinstate the Amended Loan and, in consideration therefore, the Borrowers have agreed to make certain modifications to the Amended Loan Agreement and Loan Documents; and
     WHEREAS, the Borrowers, the Guarantors, Managers, the Pledgors, the Lenders and Administrative Agent desire to amend the Amended Loan and the Amended Loan Agreement and to reaffirm each of the Guaranties, Pledges and Managers’ Agreements, as more fully set forth herein.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants, conditions and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, the Pledgors, the Managers, Administrative Agent, and the Lenders agree as follows:
     1. Definitions. Except as otherwise herein expressly provided, all capitalized terms used herein shall have the meanings assigned to such terms in the Amended Loan Agreement.
     2. Reinstatement and Reaffirmation. Effective as of September 10, 2007, notwithstanding the Default and the Acceleration, the Lenders reinstate the Amended Loan. The Borrowers confirm that the outstanding principal balance of the Loan, as of the date hereof, is as follows:

Note A:	$302,233,834.74
Note B:	$65,401,419.98
Note C:	$19,464,560.40
Note D:	$19,233,805.29

TOTAL:	$406,333,620.41

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Each of the Administrative Agent and Lender confirms that the Events of Default described on EXHIBIT B attached hereto and made a part hereof, have been cured.
     3. Modifications to Loan Documents. The Amended Loan Agreement and the other Loan Documents are hereby amended, modified and supplemented as follows:
     A. Cash Management Agreement The Borrowers and the Lenders executed a Cash Management Agreement, dated as of August 23, 2007, pursuant to which the Borrowers transferred all of their right, title and interest in and to the Rents to Lender (the “Cash Management Agreement”). Such transfer was not a collateral assignment but an outright transfer. It is agreed that the Cash Management Agreement was executed and delivered by the Borrowers in place of the Lockbox Agreement required under the Amended Loan Agreement. The definition of “Loan Documents” in the Amended Loan Agreement is hereby amended to include the Cash Management Agreement.
     B. Cross Default. That certain Cross-Collateralization Agreement, dated as of September 29, 2006, among Lender, RI Panama City LLC, Tarragon Stoneybrook Apartments, L.L.C., Guardian-Jupiter Partners, LLC and Freesia Acquisitions LLC, is being amended as of the date as of which this Amendment is made, to mutually cross default and cross-collateralize the Amended Loan with the loans made under the following loan agreements and the properties securing repayment of same:
     (i) Amended and Restated Loan Agreement, dated September 29, 2006, between Lender and RI Panama City LLC;
     (ii) Amended and Restated Loan Agreement, dated September 29, 2006, between Lender and Guardian-Jupiter Partners LLC; and
     (iii) Loan Agreement, dated September 29, 2006, between Lender and Freesia Acquisitions LLC.
     C. Additional Modifications to the Amended Loan Agreement.
     (A) All funds in the Required Repairs Reserve have been spent for Required Repairs or applied to the repayment of the Loan. Accordingly, there shall be no additional advances from the Required Repairs Reserve.
     (B) Sections 3.D and 3.E of the Omnibus Agreement are hereby deleted in their entirety and of no force and effect. Neither the Borrowers nor the Lenders (nor the Administrative Agent) shall have any rights or obligations under such Sections. All references in the Omnibus Agreement to “Additional Advance”, “Additional Advance Request”, “Debt Service Advance” and “Note D Debt Service Reserve” shall be deleted as well as the provisions applicable to any such term, but only to the extent it applies to such term.
     (C) The term “Secondary Debt Obligation” shall be amended in its entirety to read as follows:

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     “Secondary Debt Obligation” means, with respect to any Borrower, the Primary Debt Obligations of all of the other Borrowers, other than the Primary Debt Obligation of such Borrower. If such Borrower owns more than one Project, for purposes of determining the “Primary Debt Obligations of the other Borrowers” with respect to such Borrower, only the debt applicable to one of such Borrower’s Projects shall be considered its Primary Debt Obligation and the debt applicable to its other Projects shall be considered “Primary Debt Obligations of the other Borrowers”.
     4. Modifications to, and Reaffirmation of, Guaranties.
     Each Guaranty that makes reference to the Original Loan Agreement or the Amended Loan Agreement is hereby modified to refer instead to the Amended Loan Agreement, as modified hereby (the “Loan Agreement”). Each of the Guarantors hereby ratifies, reaffirms, confirms and acknowledges all of its covenants, representations (except as modified by SCHEDULE 4 attached hereto), obligations and agreements under, and all of the terms and conditions of, each Guaranty to which it is a signatory, and agrees to continue to be bound thereby and to perform thereunder.
     5. Modifications to, and Reaffirmation of, the Pledges.
     Each Pledge that makes reference to the Original Loan Agreement or the Amended Loan Agreement is hereby modified to refer instead to the Loan Agreement. Each of the Pledgors hereby ratifies, reaffirms, confirms and acknowledges, all of its covenants, agreements, representations (except as modified by SCHEDULE 4 attached hereto) and obligations under, and all of the terms and conditions of, each Pledge to which it is a signatory, and agrees to continue to be bound thereby and to perform thereunder.
     6. Modifications to, and Reaffirmation of, the Other Loan Documents. From and after the date hereof, all references in the Loan Documents to the “Loan Agreement” and the “Loan Documents” shall be deemed to refer to the Loan Agreement and the Loan Documents as amended, modified and supplemented hereby and by the documents executed in connection with this Amendment. This Amendment and each of the documents executed in connection herewith shall be deemed to be a Loan Document. Except as modified by SCHEDULE 4 attached hereto, each of the Borrowers hereby ratifies, reaffirms, confirms and acknowledges all of its covenants, representations, agreements and obligations under, and all of the terms and conditions of, each of the other Loan Documents to which it is a signatory, and agrees to continue to be bound thereby and to perform thereunder.
     7. Modifications to, and Reaffirmation of, Manager’s Agreements. Each Manager’s Agreement that makes reference to the Original Loan Agreement or the Amended Loan Agreement is hereby modified to refer to the Loan Agreement. Each of the Managers hereby ratifies, reaffirms, confirms and acknowledges its covenants, agreements, representations, obligations and liabilities under, and all of the terms and conditions of, each Manager’s Agreement to which it is a signatory, and agrees to continue to be bound thereby and to perform thereunder.

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     8. Applied Escrows. The Applied Escrows shall be replenished as provided on Exhibit A.
     9. Conditions of Closing. In connection with the execution and delivery of this Amendment, Borrowers shall be obligated to satisfy (to Administrative Agent’s satisfaction), in full, the following conditions, at the expense of the Borrowers:
     A. The Borrowers shall have executed and delivered to Administrative Agent modifications to each of the mortgages given to Lender in connection with the making of the Original Loan and the Omnibus Agreement, evidencing the amendments, modifications and supplements to the Loan Documents provided for herein, each of which shall be in form and substance acceptable to Administrative Agent, and the same shall have been delivered for recording in the Official Records of the applicable counties in which the subject Projects are located;
     B. The Borrowers shall have executed and delivered to Administrative Agent such amendments, modifications and supplements to the Loan Documents as Administrative Agent may require;
     C. Administrative Agent shall have obtained from the applicable title companies such irrevocable commitments to issue to Administrative Agent such date down endorsements to the Title Policy as Administrative Agent may require, insuring that the mortgages referred to above have been successfully modified and that they continue to be an enforceable first-priority or second priority lien, as the case may be, against the Projects securing the Loan (as amended, modified and supplemented herein), subject only to the Permitted Encumbrances;
     D. After the execution and delivery hereof, and in accordance with that certain post-closing letter entered into this day among Administrative Agent, Borrowers and affiliates of Borrowers (the “Post-Closing Letter”), Administrative Agent shall have received such opinions as Administrative Agent may require from its local counsel or the Borrowers’ counsel, concerning the execution, delivery and enforceability of this Amendment and any other amendments, modifications and supplements to the Loan Documents entered into in connection herewith, and such other matters as Administrative Agent may require; and
     E. As provided in the Post-Closing Letter, the Borrowers shall have paid or reimbursed Administrative Agent for all costs and expenses incurred by Administrative Agent in connection with the Default, including, without limitation, any actions taken by Administrative Agent or the Lenders in connection with the Default, the preparation, negotiation, and execution of this Amendment and the transactions contemplated hereby, including the fees and disbursements of Administrative Agent’s counsel and all escrow, recording and title insurance and endorsement charges.
     10. Representations, Warranties And Covenants Of The Borrowers, Guarantors, Pledgors and Managers.
     To induce the Lender to execute and deliver this Amendment, each of the Borrowers, Guarantors, Pledgors and Managers, represents, warrants and covenants as to itself that:

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     (A) the execution, delivery and performance by it of this Amendment and all documents and instruments delivered in connection herewith and the Loan Agreement and all other Loan Documents to which it is a party have been duly authorized by its respective Boards of Directors or members or partners, as applicable, and this Amendment and all documents and instruments delivered in connection herewith and the Loan Agreement and all other Loan Documents are legal, valid and binding obligations of such party enforceable against it in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);
     (B) Except as set forth on SCHEDULE 4 attached hereto and made a part hereof, each of the representations and warranties contained in the Loan Agreement and the other Loan Documents to which it is a party is true and correct on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, and each of the agreements and covenants in the Loan Agreement and the other Loan Documents to which it is a party is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof;
     (C) Neither the execution, delivery and performance of this Amendment and all documents and instruments delivered in connection herewith to which it is a party nor the consummation of the transactions contemplated hereby or thereby does or shall contravene, result in a breach of, or violate (i) any provision of such party’s corporate charter, bylaws, operating agreement, or other governing documents or other applicable entity documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which it is a party or by which it or any of its assets or properties is bound;
     (D) As of the date hereof, and after the execution and delivery of this Amendment, and other documents being executed and delivered by Borrowers and certain affiliates to Administrative Agent, no Event of Default has occurred and is continuing under this Amendment, any of the Loan Agreement or any of the other Loan Documents.
     (E) The Lenders’ Liens on the Projects continue to be valid, binding, and enforceable first-priority or second priority, as applicable, security interests which secure the Borrowers’ obligations under the Loan Agreement and other Loan Documents (subject only to Liens permitted under the Loan Agreement), and no tax or judgment liens are currently of record against any Borrower.
     (F) Any material misrepresentation of any Borrower, Guarantor, Pledgor or Manager or any failure of any of them to comply with the covenants, conditions and agreements contained in this Amendment (after ten (10) days’ notice) or in any other agreement, document or instrument at any time executed and/or delivered by any Borrower, Guarantor, Pledgor or Manager with, to or in favor of Lender in connection with the execution and delivery of this Amendment, shall constitute an immediate “Event of Default” hereunder, and under the Loan Agreement.

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     (G) The recitals to this Agreement are true and correct.
     11. Ratification of Liability. The Borrowers, the Guarantors and the Pledgors (each, a “Borrower Party”, and, collectively, the “Borrower Parties”) each, as debtors, grantors, indemnitors, joinder parties, pledgors, guarantors, assignors, or in other capacities in which such parties grant liens or security interests in their properties or otherwise act as accommodation parties or in a similar capacity, as the case may be, under the Loan Agreement and other Loan Documents, each hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Loan Documents to which such party is a party, and each of the Borrower Parties hereby ratifies and reaffirms its grant of Liens on or security interests in the Projects to secure all of its respective obligations under or with respect to the Loan Agreement and other Loan Documents to which it is a party (the “Obligations”), and confirms and agrees that such Liens and security interests hereafter secure all of such Obligations, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Amendment, the Loan Agreement or any other Loan Documents. The Borrower Parties each further agrees and reaffirms that the Loan Documents to which it is a party now apply to all of the Borrowers’ Obligations (including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Amendment, the Loan Agreement or any other Loan Document). Each Borrower Party (i) further acknowledges receipt of a copy of this Amendment and all other agreements, documents, and instruments executed and/or delivered in connection herewith, (ii) consents to the terms and conditions of same, and (iii) agrees and acknowledges that each of the Loan Documents, as modified hereby, remains in full force and effect and is hereby ratified and confirmed.
     12. Reference To And Effect Upon The Loan Agreement.
     (A) Except as expressly modified hereby, all terms, conditions, covenants, representations and warranties contained in the Loan Agreement and the other Loan Documents, and all rights of the Lender and all of the Borrower Parties’ Obligations, shall remain in full force and effect. Each of the Borrower Parties hereby confirms that the Loan Agreement and the other Loan Documents to which it is a party are in full force and effect and that it has no right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Loan Agreement or any other Loan Document.
     (B) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of any Loan Agreement or any other Loan Documents, (ii) amend, modify or operate as a waiver of any provision of any Loan Agreement or any other Loan Documents or any right, power or remedy of the Lenders, (iii) constitute a consent to any merger or other transaction or to any sale, restructuring, recapitalization or refinancing transaction, or (iv) constitute a course of dealing or other basis for altering any of the Borrower Parties’ obligations or any other contract or instrument. Except as expressly set forth herein, the Lenders reserve all of their rights, powers, and remedies under the Loan Agreement, the other Loan Documents and applicable law. All of the provisions of the Loan Agreement and the other Loan Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived, are hereby reinstated.

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     13. General Release; Covenant Not To Sue.
     (A) In consideration of, among other things, the Lenders’ execution and delivery of this Amendment, each of the Borrower Parties on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (each individually a “Releasor,” and collectively, the “Releasors”), hereby forever waives, releases and discharges, to the fullest extent permitted by law, each of the Releasees (as hereinafter defined) from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever (collectively, the “Claims”), that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity, against any or all of the Administrative Agent, the Lenders in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Loan Agreement, any or all of the other Loan Documents, or transactions contemplated thereby or any actions or omissions in connection therewith, (ii) any aspect of the dealings or relationships between or among the Borrower Parties, on the one hand, and any or all of the Lenders, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, or (iii) any other Claims whatsoever against any Releasee, including, without limitation, any Claims relating to the Default, the Acceleration or any actions or proceeding brought by Administrative Agent or the Lenders in connection therewith. The receipt by any of the Borrower Parties of any loans or other financial accommodations made by any of the Lenders after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees which are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such loans or other financial accommodations. In entering into this Amendment, each of the Borrower Parties consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section shall survive the termination of this Amendment, the Loan Agreement, the other Loan Documents and payment in full of the Loan.
     (B) Each of the Borrower Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any of the Borrower Parties pursuant to this Section. If any of the Borrower Parties, or any of its successors, assigns or other legal representatives violates the foregoing covenant, each of the Borrower Parties, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as

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a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.
     14. Miscellaneous.
     A. Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly amended, modified and supplemented by this amendment, the Loan Documents shall not be amended, modified, supplemented or waived and shall remain in full force and effect.
     B. Further Assurances. At Administrative Agent’s request each of the Borrower Parties and the Managers shall promptly execute any other document or instrument and/or seek any consent or agreement from any third party that Administrative Agent reasonably determines is necessary to evidence or further, or is otherwise relevant to, the intent of the parties, as set forth in this Amendment. At Administrative Agent’s request, each of the Borrower Parties shall promptly cause any of the other Borrower Parties or any of the holders of any equity interest in any other Borrower Parties, as applicable, to execute any other document or instrument and/or diligently seek any consent or agreement from any third party that Administrative Agent reasonably determines is necessary to evidence or further, or is otherwise relevant to, the intent of the parties, as set forth in this Amendment. Each of the Borrower Parties hereby authorize Administrative Agent to file such amendments or supplements to any UCC Financing Statements filed in connection with the making of the Loan, and to take such other actions as may be reasonably necessary, in order to continue and maintain the perfection of its Liens created under the Loan Documents.
     C. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.
     D. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that none of the Borrower Parties or Managers may assign or transfer any of its rights or obligations under this Amendment or any of the Loan Documents without the prior written consent of Administrative Agent (which consent may be withheld in Administrative Agent’s sole and absolute discretion).
     E. Entire Agreement. This Amendment, together with the other Loan Documents, embodies the entire agreement and understanding among the Borrower Parties, Managers, Administrative Agent and the Lenders, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.
     F. No Third Parties Benefited. This Amendment is made and entered into for the sole protection and legal benefit of the Borrower Parties, Managers, Administrative Agent, the Lenders and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or

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indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents. Administrative Agent shall not have any obligation to any Person not a party to this Amendment or the other Loan Documents.
     G. Governing Law; Consent To Jurisdiction And Venue. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO SUCH JURISDICTION’S CONFLICTS OF LAWS PRINCIPLES. EACH OF THE BORROWER PARTIES AND MANAGERS CONSENTS AND AGREES THAT THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY OR ALL OF THE BORROWER PARTIES OR THE MANAGERS AND THE LENDERS PERTAINING TO THIS AMENDMENT; PROVIDED, THAT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK; AND PROVIDED FURTHER, THAT NOTHING IN THIS AMENDMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE LENDERS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL, OTHER COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE LENDERS. EACH OF THE BORROWER PARTIES AND THE MANAGERS EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS, AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH OF THE BORROWER PARTIES AND THE MANAGERS WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OR SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO EACH OF THE BORROWER PARTIES AND THE MANAGERS AT THE ADDRESSES PROVIDED IN THE LOAN AGREEMENT OR OTHER LOAN DOCUMENT. THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH BORROWER PARTY’S OR MANAGER’S ACTUAL RECEIPT THEREOF OR THREE (3) BUSINESS DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PRE-PAID.
     H. Waivers By Each of the Borrower Parties and Managers. (a) EACH OF THE BORROWER PARTIES AND THE MANAGERS HEREBY WAIVES (i) THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AMENDMENT; (ii) PRESENTMENT, DEMAND AND PROTEST, AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NONPAYMENT, MATURITY, RELEASE WITH RESPECT TO ALL OR ANY PART OF OBLIGATIONS OF SUCH BORROWER PARTY OR MANAGER OR ANY COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY ANY LENDER ON WHICH ANY

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BORROWER PARTY OR MANAGER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER ANY LENDER MAY DO IN THIS REGARD; (iii) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE ANY PROJECTS, OTHER COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING ANY LENDER TO EXERCISE ANY OF ITS RIGHTS AND REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS AND ALL RIGHTS WAIVABLE UNDER ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE; AND (v) NOTICE OF ACCEPTANCE HEREOF, AND EACH BORROWER PARTY AND MANAGER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO THE LENDERS ENTERING INTO THIS AMENDMENT AND THAT THE LENDERS ARE RELYING UPON THE FOREGOING WAIVERS IN THEIR FUTURE DEALINGS WITH THE BORROWER PARTIES AND MANAGER. EACH OF THE BORROWER PARTIES AND MANAGERS WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
     I. Time. Time is of the essence as to each term or provision of this Amendment and each of the other Loan Documents.
[SIGNATURES APPEAR ON NEXT PAGE]

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          IN WITNESS WHEREOF, each of the Borrower Parties, the Managers, Administrative Agent, and the Lenders have caused this Amendment to be executed by their duly authorized representatives as of the day, month and year first above written.

LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation

By:	/s/ Joseph A. Manasseri
Name:	Joseph A. Manasseri
Title:	Authorized Signatory

ADMINISTRATIVE AGENT:

GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware Corporation

By:	/s/ Joseph A. Manasseri
Name:	Joseph A. Manasseri
Title:	Authorized Signatory
[SIGNATURES APPEAR ON NEXT PAGE]

BORROWERS

TARRAGON HUNTSVILLE APARTMENTS, L.L.C., an Alabama limited liability company

By:	Ansonia MezzCo, LLC, a Delaware limited liability company, its Managing Member

By:	/s/ Kathryn Mansfield

Kathryn Mansfield
Executive Vice President and
Secretary

WEST DALE NATIONAL ASSOCIATES, L.P., a Texas limited partnership

By:	Vintage National, Inc., a Texas corporation,
its General Partner

By:	/s/ Kathryn Mansfield

Kathryn Mansfield
Executive Vice President and
Secretary

MANCHESTER TARRAGON, LLC, a Connecticut limited liability company

By:	Woodcreek Garden Apartments, a California
limited partnership, its Managing Member

By:	TRI Woodcreek, Inc., a Nevada
corporation, its General Partner

By:	/s/ Kathryn Mansfield

Kathryn Mansfield
Executive Vice President and Secretary
[SIGNATURES APPEAR ON NEXT PAGE]

AUTUMN RIDGE APARTMENTS, LLC, a Connecticut limited liability company

By:	Ansonia MezzCo, LLC, a Delaware limited liability company, its Managing Member

By:	/s/ Kathryn Mansfield

Kathryn Mansfield Executive Vice President and Secretary

DOGWOOD HILLS APARTMENTS, LLC, a Connecticut limited liability company

By:	Ansonia MezzCo, LLC, a Delaware limited
liability company, its Managing Member

By:	/s/ Kathryn Mansfield

Kathryn Mansfield
Executive Vice President and Secretary

FOREST PARK TARRAGON, LLC, a Connecticut limited liability company

By:	Ansonia MezzCo, LLC, a Delaware limited
liability company, its Managing Member

By:	/s/ Kathryn Mansfield

Kathryn Mansfield
Executive Vice President and
Secretary

ANSONIA ACQUISITIONS I, LLC, a Connecticut limited liability company

By:	Ansonia MezzCo, LLC, a Delaware limited
liability company, its Managing Member

By:	/s/ Kathryn Mansfield

Kathryn Mansfield
	Executive	Vice President and Secretary
[SIGNATURES APPEAR ON NEXT PAGE]

HAMDEN CENTRE APARTMENTS, LLC, a Connecticut limited liability company

By:	Ansonia MezzCo, LLC, a Delaware limited
liability company, its Managing Member

By:	/s/ Kathryn Mansfield

Kathryn Mansfield
Executive Vice President and Secretary

ANSONIA LIBERTY, LLC, a Connecticut limited liability company

By:	Ansonia MezzCo, LLC, a Delaware limited
liability company, its Managing Member

By:	/s/ Kathryn Mansfield

Kathryn Mansfield
Executive Vice President and Secretary

OCEAN BEACH APARTMENTS, LLC, a Connecticut limited liability company

By:	Ansonia MezzCo, LLC, a Delaware limited
liability company, its Managing Member

By:	/s/ Kathryn Mansfield

Kathryn Mansfield
Executive Vice President and Secretary

DANFORTH APARTMENT OWNERS, L.L.C., a Florida limited liability company

By:	Ansonia MezzCo, LLC, a Delaware limited
liability company, its Managing Member

By:	/s/ Kathryn Mansfield

Kathryn Mansfield
Executive Vice President and Secretary
[SIGNATURES APPEAR ON NEXT PAGE]

PLANTATION BAY APARTMENTS, L.L.C., a Florida limited liability company

By:	Ansonia MezzCo, LLC, a Delaware limited
liability company, its Managing Member

By:	/s/ Kathryn Mansfield

Kathryn Mansfield
Executive Vice President and Secretary

TARRAGON SAVANNAH I, L.L.C., a Georgia limited liability company

By:	Ansonia MezzCo, LLC, a Delaware limited liability company, its Managing Member

By:	/s/ Kathryn Mansfield

Kathryn Mansfield
Executive Vice President and Secretary

TARRAGON SAVANNAH II, L.L.C., a Georgia limited liability company

By:	Ansonia MezzCo, LLC, a Delaware limited
liability company, its Managing Member

By:	/s/ Kathryn Mansfield

Kathryn Mansfield
Executive Vice President and Secretary
[SIGNATURES APPEAR ON NEXT PAGE]

HEATHER LIMITED PARTNERSHIP, a Maryland limited partnership

By:	Vintage National, Inc., a Texas corporation, its
General Partner

By:	/s/ Kathryn Mansfield

Kathryn Mansfield]
Executive Vice President and Secretary

SUMMIT / TARRAGON MURFREESBORO, L.L.C., a Tennessee limited liability company

By:	Stewart Square National, Inc., a Nevada
corporation, its Managing Member

By:	/s/ Kathryn Mansfield

Kathryn Mansfield
Executive Vice President and Secretary

VINTAGE LEGACY LAKES NATIONAL, L.P., a Texas limited partnership

By:	Vintage National, Inc., a Nevada corporation, its
General Partner

By:	/s/ Kathryn Mansfield

Kathryn Mansfield
Executive Vice President and Secretary

HERON COVE NATIONAL, INC., a Florida corporation

By:	/s/ Kathryn Mansfield

Name:	Kathryn Mansfield

Title:	EVP

[SIGNATURES APPEAR ON NEXT PAGE]

GUARANTORS AND INDEMNITORS[1]

/s/ William S. Friedman

William S. Friedman

TARRAGON CORPORATION, a Nevada corporation

By:	/s/ William S. Friedman

Name:	William S. Friedman

Title:

DOGWOOD HILLS APARTMENTS, LLC, a Connecticut limited liability company Ansonia MezzCo, LLC, a Delaware limited liability company, its Managing Member

By:	/s/ William S. Friedman

Name:	William S. Friedman

Title:

AUTUMN RIDGE APARTMENTS, LLC, a Connecticut limited liability company Ansonia MezzCo, LLC, a Delaware limited liability company, its Managing Member

By:	/s/ William S. Friedman

Name:	William S. Friedman

Title:

[1]	Each of the Guarantors, other than William S. Friedman and Tarragon Corporation, is an Indemnitor as well.

Guarantors Signature Page-1

FOREST PARK TARRAGON, LLC, a Connecticut limited liability company Ansonia MezzCo, LLC, a Delaware limited liability company, its Managing Member

By:	/s/ Kathryn Mansfield

Name:	Kathryn Mansfield

Title:	EVP

ANSONIA ACQUISITIONS I, LLC, a Connecticut limited liability company Ansonia MezzCo, LLC, a Delaware limited liability company, its Managing Member

By:	/s/ Kathryn Mansfield

Name:	Kathryn Mansfield

Title:	EVP

HAMDEN CENTRE APARTMENTS, LLC, a Connecticut limited liability company Ansonia MezzCo, LLC, a Delaware limited liability company, its Managing Member

By:	/s/ Kathryn Mansfield

Name:	Kathryn Mansfield

Title:	EVP

ANSONIA LIBERTY, LLC, a Connecticut limited liability company Ansonia MezzCo, LLC, a Delaware limited liability company, its Managing Member

By:	/s/ Kathryn Mansfield

Name:	Kathryn Mansfield

Title:	EVP

Guarantors Signature Page-2

OCEAN BEACH APARTMENTS, LLC, a Connecticut limited liability company Ansonia MezzCo, LLC, a Delaware limited liability company, its Managing Member

	By:	/s/ Kathryn Mansfield

	Name:	Kathryn Mansfield

	Title:	EVP
EVP

WEST DALE NATIONAL ASSOCIATES, L.P., a Texas limited partnership Vintage National, Inc., a Texas corporation, its General Partner

	By:	/s/ Kathryn Mansfield

	Name:	Kathryn Mansfield

	Title:	EVP

MANCHESTER TARRAGON, LLC, a Connecticut limited liability Woodcreek Garden Apartments, a California limited partnership, its Managing Member

TRI Woodcreek, Inc. a Nevada corporation, its General Partner

	By:	/s/ Kathryn Mansfield

	Name:	Kathryn Mansfield

	Title:	EVP

Guarantors Signature Page-3

DANFORTH APARTMENT OWNERS, L.L.C. a Florida limited liability company Ansonia MezzCo, LLC, a Delaware limited liability company, its Managing Member

By:	/s/ Kathryn Mansfield
Name:	Kathryn Mansfield

Title:	EVP

TARRAGON HUNTSVILLE APARTMENTS, L.L.C., an Alabama limited liability company Ansonia MezzCo, LLC, a Delaware limited liability company, its Managing Member

By:	/s/ Kathryn Mansfield

Name:	Kathryn Mansfield

Title:	EVP

HEATHER LIMITED PARTNERSHIP, a Maryland limited partnership Vintage National, Inc., a Texas corporation, its General Partner

By:	/s/ Kathryn Mansfield
Name:	Kathryn Mansfield

Title:	EVP

Guarantors Signature Page-4

TARRAGON SAVANNAH I,L.L.C., a Georgia limited liability company Ansonia MezzCo, LLC, a Delaware limited liability company, its Managing Member

By:	/s/ Kathryn Mansfield
Name:	Kathryn Mansfield

Title:	EVP

TARRAGON SAVANNAH II, L.L.C., a Georgia limited liability company Ansonia MezzCo, LLC, a Delaware limited liability company, its Managing Member

By:	/s/ Kathryn Mansfield
Name:	Kathryn Mansfield

Title:	EVP

HERON COVE NATIONAL, INC., a Florida corporation

By:	/s/ Kathryn Mansfield
Name:	Kathryn Mansfield

Title:	EVP

VINTAGE LEGACY LAKES NATIONAL, L.P., a Texas limited partnership Vintage National, Inc., a Texas Corporation, its General Partner

By:	/s/ Kathryn Mansfield
Name:	Kathryn Mansfield

Title:	EVP

Guarantors Signature Page-5

PLANTATION BAY APARTMENTS, L.L.C., a Florida limited liability partnership Ansonia MezzCo, LLC, a Delaware limited liability company, its Managing Member

By:	/s/ Kathryn Mansfield
Name:	Kathryn Mansfield

Title:	EVP

SUMMIT/TARRAGON MURFREESBORO, L.L.C., a Tennessee limited liability company Stewart Square National, Inc., a Nevada corporation, its Managing Member

By:	/s/ Kathryn Mansfield
Name:	Kathryn Mansfield

Title:	EVP

Guarantors Signature Page-6

PLEDGORS

ANSONIA MEZZCO, L.L.C. a Delaware limited liability company

By:	/s/ Kathryn Mansfield

Name:	Kathryn Mansfield

Title:	EVP

VINTAGE NATIONAL, INC., a Texas corporation

By:	/s/ Kathryn Mansfield

Name:	Kathryn Mansfield

Title:	EVP

STEWART SQUARE NATIONAL, INC., a Nevada corporation

By:	/s/Kathryn Mansfield

Name:	Kathryn Mansfield

Title:	EVP

WOODCREEK GARDEN APARTMENTS, a California limited partnership TRI Woodcreek, Inc., a Nevada corporation, its General Partner

By:	/s/ Kathryn Mansfield

Name:	Kathryn Mansfield

Title:	EVP

Pledgors Signature Page-1

TRI WOODCREEK, INC., a Nevada corporation

By:	/s/ Kathryn Mansfield

Name:	Kathryn Mansfield

Title:	EVP

Pledgor Signature Page-2

TARRAGON CORPORATION, a Nevada corporation

By:	/s/ David Goldban

Name:	David Goldban

Title:	Vice President

Pledgor Signature Page-3

MANAGERS

TARRAGON MANAGEMENT, INC., a Texas corporation

By:	/s/ Kathryn Mansfield

Name:	Kathryn Mansfield

Title:	EVP

SUNCHASE AMERICAN, LTD., a North Carolina corporation

By:
Name:

Title:

PACIFIC WEST MANAGEMENT, INC., a California corporation

By:
Name:

Title:

·

Managers Signature Page-1

SCHEDULE 1
GUARANTIES
1.	Cross Collateralization Guaranty made by and between TARRAGON CORPORATION (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005

2.	Guaranty of the Non-Recourse Exceptions made by and between TARRAGON CORPORATION (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005

3.	Amended and Restates Guaranty of the Non-Recourse Exceptions made by and between TARRAGON CORPORATION and WILLIAM S. FRIEDMAN (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on June 30, 2006

4.	Secured Cross Collateral Guaranty made by and between AUTUMN RIDGE APARTMENTS, LLC (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005 (Autumn Ridge)

5.	Secured Cross Collateral Guaranty made by and between DOGWOOD HILLS APARTMENTS, LLC (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005 (Dogwood Hills)

6.	Secured Cross Collateral Guaranty made by and between FOREST PARK TARRAGON, LLC (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005 (Forest Park)

7.	Secured Cross Collateral Guaranty made by and between ANSONIA ACQUISITIONS I, LLC (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005
(Groton Towers, Lakeview Apartments, Parkview Apartments, Sagamore Hills, Nutmeg Woods, Woodhill Estates)

8.	Secured Cross Collateral Guaranty made by and between HAMDEN CENTRE APARTMENTS, LLC (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005 (Hamden Centre)

9.	Secured Cross Collateral Guaranty made by and between ANSONIA LIBERTY, LLC (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005
Schedule 1 – Guaranties Page-1

(The Liberty Building)
10.	Secured Cross Collateral Guaranty made by and between OCEAN BEACH APARTMENTS, LLC (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005 (Ocean Beach)
11.	Secured Cross Collateral Guaranty made by and between WEST DALE NATIONAL ASSOCIATES, L.P. (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005
(200 Fountain Exec House)

12.	Secured Cross Collateral Guaranty made by and between MANCHESTER TARRAGON, LLC (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005
(278 Main Street Gianotti, Lofts at the Mills)

13.	Secured Cross Collateral Guaranty made by and between DANFORTH APARTMENT OWNERS, LLC (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005
(Club at Danforth)

14.	Unsecured Cross Collateral Guaranty made by and between DANFORTH APARTMENT OWNERS, LLC (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005
(Club at Danforth)

15.	Secured Cross Collateral Guaranty made by and between TARRAGON HUNTSVILLE APARTMENTS, LLC (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005
(Vintage at Madison Crossing)

16.	Secured Cross Collateral Guaranty made by and between HEATHER LIMITED PARTNERSHIP (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005 (Heather Hill)

17.	Unsecured Cross Collateral Guaranty made by and between HEATHER LIMITED PARTNERSHIP (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005 (Heather Hill)

18.	Secured Cross Collateral Guaranty made by and between TARRAGON SAVANNAH I, LLC (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005
(Links at Georgetown)
Pledgor Signature Page-2

19.	Secured Cross Collateral Guaranty made by and between TARRAGON SAVANNAH II, LLC (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005
(Links at Georgetown)

20.	Secured Cross Collateral Guaranty made by and between HERON COVE NATIONAL, INC. (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005
(River City Landing)

21.	Unsecured Cross Collateral Guaranty made by and between HERON COVE NATIONAL, INC. (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005
(River City Landing)

22.	Secured Cross Collateral Guaranty made by and between VINTAGE LEGACY LAKES NATIONAL, L.P. (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005
(Vintage at Legacy)

23.	Secured Cross Collateral Guaranty made by and between PLANTATION BAY APARTMENTS, LLC (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005
(Vintage at Plantation Bay)

24.	Unsecured Cross Collateral Guaranty made by and between PLANTATION BAY APARTMENTS, LLC (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005
(Vintage at Plantation Bay)

25.	Secured Cross Collateral Guaranty made by and between SUMMIT/TARRAGON MURFREESBORO, LLC (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005
(Vintage at the Parke)

26.	Unsecured Cross Collateral Guaranty made by and between SUMMIT/TARRAGON MURFREESBORO, LLC (“Guarantor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Administrative Agent”) on November 30, 2005
(Vintage at the Parke)
Pledgor Signature Page-3

·
INDEMNIFICATION AGREEMENTS
1.	Environmental Indemnity Agreement made by and between AUTUMN RIDGE APARTMENTS, LLC and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(Autumn Ridge)

2.	Environmental Indemnity Agreement made by and between DOGWOOD HILLS APARTMENTS, LLC and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(Dogwood Hills)

3.	Environmental Indemnity Agreement made by and between FOREST PARK TARRAGON, LLC and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(Forest Park)

4.	Environmental Indemnity Agreement made by and between ANSONIA ACQUISITIONS I, LLC and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(Groton Towers)

5.	Environmental Indemnity Agreement made by and between HAMDEN CENTRE APARTMENTS, LLC and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(Hamden Centre)

6.	Environmental Indemnity Agreement made by and between ANSONIA ACQUISITIONS I, LLC and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(Lakeview Apartments)

7.	Environmental Indemnity Agreement made by and between ANSONIA LIBERTY, LLC and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(The Liberty Building)

8.	Environmental Indemnity Agreement made by and between OCEAN BEACH APARTMENTS, LLC and and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(Ocean Beach)

9.	Environmental Indemnity Agreement made by and between ANSONIA ACQUISITIONS I, LLC and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(Parkview Apartments)
Indemnification Agreement - Page-1

10.	Environmental Indemnity Agreement made by and between ANSONIA ACQUISITIONS I, LLC and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(Sagamore Hill)

11.	Environmental Indemnity Agreement made by and between ANSONIA ACQUISITIONS I, LLC and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(Nutmeg Woods)

12.	Environmental Indemnity Agreement made by and between ANSONIA ACQUISITIONS I, LLC and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(Woodcliff Estates)

13.	Environmental Indemnity Agreement made by and between WEST DALE NATIONAL ASSOCIATES, L.P. and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(200 Fountain Exec House)

14.	Environmental Indemnity Agreement made by and between MANCHESTER TARRAGON, LLC and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(278 Main Street Gianotti)

15.	Environmental Indemnity Agreement made by and between MANCHESTER TARRAGON, LLC and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(Lofts at the Mills)

16.	Environmental Indemnity Agreement made by and between DANFORTH APARTMENT OWNERS, LLC and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(Club at Danforth)

17.	Environmental Indemnity Agreement made by and between TARRAGON HUNTSVILLE APARTMENTS, LLC and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(Vintage at Madison)

18.	Environmental Indemnity Agreement made by and between HEATHER LIMITED PARTNERSHIP and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(Heather Hill)
Pledgor Signature Page-2

19.	Environmental Indemnity Agreement made by and between TARRAGON SAVANNAH I, LLC and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(Links at Georgetown)

20.	Environmental Indemnity Agreement made by and between TARRAGON SAVANNAH II, LLC and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(Links at Georgetown)

21.	Environmental Indemnity Agreement made by and between HERON COVE NATIONAL, INC. and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(River City Landing)

22.	Environmental Indemnity Agreement made by and between VINTAGE LEGACY LAKES INTERNATIONAL, L.P. and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(Vintage at Legacy)

23.	Environmental Indemnity Agreement made by and between PLANTATION BAY APARTMENTS, LLC and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(Vintage at Plantation Bay)

24.	Environmental Indemnity Agreement made by and between SUMMIT/TARRAGON MURFREESBORO, LLC and TARRAGON CORPORATION (“Indemnitor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
(Vintage at the Parke)
Pledgor Signature Page-3

JOINDERS
None.
Joinders - Page-1

SCHEDULE 2
PLEDGES
1.	Pledge and Security Agreement made by and between ANSONIA MEZZCO, LLC (“Pledgor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Secured Party”) on November 30, 2005

2.	Pledge and Security Agreement made by and between VINTAGE NATIONAL, INC. (“Pledgor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Secured Party”) on November 30, 2005

3.	Pledge and Security Agreement made by and between STEWART SQUARE NATIONAL, INC. (“Pledgor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Secured Party”) on November 30, 2005

4.	Pledge and Security Agreement made by and between WOODCREEK GARDEN APARTMENTS (“Pledgor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Secured Party”) on November 30, 2005

5.	Pledge and Security Agreement made by and between TRI WOODCREEK, INC. (“Pledgor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Secured Party”) on November 30, 2005
Schedule 2 – Pledges - Page-1

SCHEDULE 3
MANAGER ACKNOWLEDGEMENT AGREEMENTS
1.	Manager’s Consent and Subordination of Management Agreement made by and between TARRAGON MANAGEMENT, INC. (“Manager”), AUTUMN RIDGE APARTMENTS, LLC (“Borrower”), and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005

2.	Manager’s Consent and Subordination of Management Agreement made by and between SUNCHASE AMERICAN, LTD. (“Manager”), HEATHER LIMITED PARTNERSHIP (“Borrower”), and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005

3.	Manager’s Consent and Subordination of Management Agreement made by and between PACIFIC WEST MANAGEMENT, INC. (“Manager”), VINTAGE LEGACY LAKES NATIONAL, L.P. (“Borrower”), and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005

4.	Manager’s Consent and Subordination of Management Agreement made by and between TARRAGON MANAGEMENT, INC. (“Manager”), ANSONIA ACQUISITIONS I LLC, ANSONIA LIBERTY LLC, AUTUMN RIDGE APARTMENTS LLC, DANFORTH APARTMENT OWNERS L.L.C., DOGWOOD HILLS APARTMENTS LLC, FOREST PARK TARRAGON LLC, HAMDEN CENTRE APARTMENTS LLC, HERON COVE NATIONAL INC., MANCHESTER TARRAGON LLC, OCEAN BEACH APARTMENTS LLC, PLANTATION BAY APARTMENTS L.L.C., SUMMIT/TARRAGON MURFREESBORO L.L.C., TARRAGON HUNTSVILLE APARTMENTS L.L.C., TARRAGON SAVANNAH I L.L.C., TARRAGON SAVANNAH II L.L.C., WEST DALE NATIONAL ASSOCIATES L.P. (“Borrowers”), and GENERAL ELECTRIC CAPITAL CORPORATION (“Agent”) on November 30, 2005
Schedule 3
Manager Acknowledgement Agreements
Page-1

SCHEDULE 4
Exceptions to Representations
1.	Financials – Financials delivered to Lender at the closing of the Original Loan may not be true as of the date hereof.

2.	Litigations – there are no litigations or claims against any of the Borrowers, Guarantors or Pledgors which, if successful, would have been a material adverse effect upon it or its ability to perform its obligations under the Loan Agreement or other Loan Documents (other than pending litigation or claims made by Lender).

3.	Defaults – None of the Borrowers, Guarantors or Pledgors are in default of any material agreement which default could cause a material adverse effect upon it or its ability to perform its obligations under the Loan Agreement or other Loan Documents.

EXHIBIT A
Applied Escrows
Real Estate Taxes: $1,667,234.20
Insurance: $595,068.19
Replenishment of Escrows
The replenishment of the Applied Escrows (together with other “Applied Escrows”, which were applied by Lender on August 10 with respect to loans made by Lender to affiliates of Borrower, the “Total Applied Escrows”) shall take place as follows:
If the project known as Vista Grande (one of the Tampa Palms Projects) is sold before the sale of either of the Abacoa Project or the Cason Estates Project, then an amount equal to $3,155,485.10 (the “Initial Funds”) shall be paid as additional release price for such property to Lender, which amount will be applied by Lender to replenish the tax and insurance escrow portion of the Total Applied Escrows. If either of the Abacoa Project or the Cason Estates Project is sold and the required $10,000,000 additional release price (the “Additional Release Price”) is paid to Lender, then an amount up to $3,155,485.10 thereof shall be used to replenish all of the then unreplenished tax and insurance escrow portion of the Total Applied Escrows. In addition, if the Vista Grande Project is sold first and the Initial Funds are used to replenish some of the Total Applied Escrows as provided above, then the Additional Release Price shall be reduced by an amount equal to the Initial Funds. In the event that any of the Total Applied Escrows are not replenished in the manner provided above prior to the time that the funds in the applicable escrow account are required to be used to pay the obligations for which the sums were deposited, then the applicable Borrower, on demand, shall be obligated to fund into such escrow account such amount as shall be necessary to permit Lender to make the required payment for which the escrow funds were being deposited.

EXHIBIT B
Cured Defaults – Dragonfly
     Events of Default and Potential Defaults under, and as defined in, the Loan Agreement dated as of November 30, 2005 (as amended or otherwise modified, the “Ansonia Loan Agreement’), among the entities identified therein, as borrowers (the “Ansonia Borrowers”), the lenders party thereto, as lenders (the “Ansonia Lenders”), and General Electric Capital Corporation (“GECC”), as administrative agent (in such capacity, the “Ansonia Agent”):
     1. under Section 10.1 of the Ansonia Loan Agreement with respect to the failure of the borrowers to make (a) the payment of principal and interest due thereunder on August 1, 2007, (b) any payments required under Section 3.1 of the Ansonia Loan Agreement for the months of July and August 2007, and (c) any payment of principal or interest due upon the demand of the Ansonia Agent or the Ansonia Lenders as a result of the Event of Default referred to in clause (a) above.
     2. under Section 10.4 of the Ansonia Loan Agreement with respect to the failure of the Ansonia Borrowers to deliver Lockbox Agreements as required under Section 3.2 of the Ansonia Loan Agreement.